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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 17, 2025
_______________________________
Anywhere Real Estate Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Anywhere Real Estate Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Anywhere Real Estate Inc.	Common Stock, par value $0.01 per share	HOUS	New York Stock Exchange
Anywhere Real Estate Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01.	Regulation FD Disclosure.
The following information being furnished by Anywhere Real Estate Inc. (the “Company”, “we”, “us”, “our”) on this Current Report on Form 8-K (this Form 8-K”) pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
Updated Financial Estimates
On June 17, 2025, the Company updated its financial estimate for the second quarter of 2025 and affirmed its financial guidance for the full year 2025.
Largely due to softer homesale transaction volume than expected in the second quarter of 2025, driven by market and macroeconomic volatility, the Company now estimates Operating EBITDA for the second quarter of 2025 will be between $125 million to $135 million.
The Company continues to expect Operating EBITDA for full year 2025 to be about $350 million based primarily upon our expectations for improving homesale transaction volume in the second half of 2025 (consistent with current industry expectations and supported by year-over-year open transaction volume increases of 3% for May 2025 and 4% for June 2025, based on data through June 15, 2025, each on a combined basis for the Company); our previously disclosed cost savings actions for 2025 (which are more heavily weighted to the second half of the year); and additional cost management actions we intend to take. The largest variable in this estimate is the performance of the housing market. May 2025 has one less business day than May 2024 and June 2025 has one more business day than June 2024. We adjust open transaction volume so that each month has the same number of business days, as we believe a same business day comparison is more representative as a forward-looking indicator.
Our financial estimates for the full year and second quarter of 2025 are subject to, among other things, macroeconomic and housing market uncertainties, including those related to declining affordability, constrained inventory and competitive, litigation and regulatory uncertainties. See "Forward-Looking Statements" below.
Revolving Credit Facility Balance
As of June 16, 2025, the Company had $655 million of outstanding borrowings under its Revolving Credit Facility, a decline from the $680 million outstanding as of May 5, 2025, and inclusive of a $41 million payment in the second quarter of 2025 in connection with a 1999 Cendant legacy tax matter (which the Company intends to appeal).
Securitization Obligations
In May 2025, the Company entered into an amendment of the existing Apple Ridge Funding LLC securitization program utilized by the Company's relocation services subsidiary that reduced the size of the facility to $180 million (from $200 million) and extended the securitization program until January 15, 2026.
Non-GAAP Definition
Operating EBITDA is our primary non-GAAP measure. Operating EBITDA is defined as net income (loss) adjusted for depreciation and amortization, interest expense, net (excluding relocation services interest for securitization assets and securitization obligations), income taxes, and certain non-core items. Non-core items include non-cash stock-based compensation, restructuring charges, impairments, former parent legacy items, legal contingencies unrelated to normal operations which currently includes industry-wide antitrust lawsuits and class action lawsuits, gains or losses on the early extinguishment of debt, and gains or losses on discontinued operations or the sale of businesses, investments or other assets. The adjustment for stock-based compensation reflect non-cash expenses that are based on grant date fair value, which is influenced by the Company's stock price, and recognized over the requisite service period. The adjustment for legal contingencies excludes cases that are part of our normal operating activities and legal expenses incurred in the ordinary course of business.
We present Operating EBITDA because we believe it is useful as a supplemental measure in evaluating the performance of our operating businesses and provides greater transparency into our results of operations. Our management, including our chief operating decision maker, uses Operating EBITDA as a factor in evaluating the performance of our business. Operating EBITDA should not be considered in isolation or as a substitute for net income or other statement of operations data prepared in accordance with GAAP.
We believe Operating EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest expense), taxation, the age and book depreciation of facilities (affecting relative depreciation expense) and the amortization of intangibles, as well as other items that are not core to the operating activities of the Company, which may vary for different companies for reasons unrelated to operating performance. We further believe that Operating EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Operating EBITDA measure when reporting their results.
Operating EBITDA has limitations as an analytical tool, and you should not consider Operating EBITDA either in isolation or as a substitute for analyzing our results as reported under GAAP. Some of these limitations are:
•this measure does not reflect changes in, or cash required for, our working capital needs;
•this measure does not reflect our interest expense (except for interest related to our securitization obligations), or the cash requirements necessary to service interest or principal payments on our debt;
•this measure does not reflect our income tax expense or the cash requirements to pay our taxes;
•this measure does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often require replacement in the future, and this measure does not reflect any cash requirements for such replacements; and
•other companies may calculate this measure differently so they may not be comparable.
Non-GAAP Financial Estimates
Reconciliations of the Company's estimate of Operating EBITDA for the quarter ended June 30, 2025 and for the year ended December 31, 2025 to estimated net income (loss) attributable to Anywhere are not provided because of the difficulty in forecasting and quantifying the items that would be necessary for such reconciliations. The Company also believes that providing estimates of the amounts that would be required to provide such reconciliations would imply a degree of precision that would be confusing or misleading to investors. These items are uncertain, depend on various factors and may have a material impact on GAAP results.
Forward-Looking Statements
Forward-looking statements included in this Form 8-K are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “potential,” “plans,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Examples of forward-looking statements include the information appearing under the heading “Updated Financial Estimates” in this Form 8-K.
The following includes some, but not all, of the risks and uncertainties that could affect our future results and cause actual results to differ materially from those expressed in the forward-looking statements: the residential real estate market is cyclical, and we are negatively impacted by downturns and disruptions in this market, including factors that impact homesale transaction volume (closed homesale sides times average homesale price), such as: prolonged periods of a high mortgage rate and/or high inflation rate environment, continued or accelerated reductions in housing affordability, whether at initial purchase or ongoing ownership cost, insufficient or excessive home inventory levels by market or price point, continued or accelerated declines, or the absence of significant increases, in the number of home sales, stagnant or declining home prices, and changes in consumer preferences in the U.S.; we are negatively impacted by adverse developments or the absence of sustained improvement in macroeconomic conditions (such as business, economic or political conditions) on a global, domestic or local basis, including those arising from actual or potential changes in trade policy; changes to industry rules or practices that prohibit, restrict or adversely alter policies, practices, rules or regulations governing the functioning of the residential real estate market (regardless of whether such changes are driven by regulatory action, litigation outcomes, or otherwise) could materially adversely affect our operations and financial results; risks related to the impact of evolving competitive and consumer dynamics on both the Company and affiliated franchisees, whether driven by competitive or regulatory factors or other changes to industry rules or practices, which could include, but are not limited to: meaningful decreases in the average homesale broker commission rate (including the average buy-side commission rate), continued erosion of our share of the commission income generated by homesale transactions, our ability (and the ability of affiliated joint ventures and franchisees) to compete against traditional and non-traditional competitors, including those that adapt more effectively, including by growing inorganically, to the continuing downturn in the housing market and the changes in industry rules and practices, our ability to adapt our business to changing consumer preferences, and further disruption in the residential real estate brokerage industry related to listing aggregator market power and concentration, including with respect to ancillary services; our business and financial results may be materially and adversely impacted if we are unable to execute our business strategy, including if we are not successful in our efforts to: recruit and retain productive independent sales agents and teams, and other agent-facing talent, attract and retain franchisees or renew existing franchise agreements without reducing contractual royalty rates or increasing the amount and prevalence of sales incentives, develop or procure products, services and technology that support our strategic initiatives, successfully adopt and integrate artificial intelligence and similar technology into our products and services, achieve or maintain cost savings and other benefits from our cost-saving initiatives, generate a meaningful number of high-quality leads for independent sales agents and franchisees, and complete, integrate or realize the expected benefits of acquisitions and joint ventures; adverse developments or resolutions in litigation, in particular large scale litigation, involving significant claims, such as class action antitrust litigation and litigation related to the Telephone Consumer Protection Act (“TCPA”), may materially harm our business, results of operations and financial condition; our substantial indebtedness, alone or in combination with other factors, particularly heightened during industry downturns or broader recessions, could (i) adversely limit our operations, including our ability to grow our business whether organically or via acquisitions, (ii) adversely impact our liquidity including, but not limited to, with respect to our interest obligations and the negative covenant restrictions contained in our debt agreements and/or (iii) adversely impact our ability, and any actions we may take, to refinance, restructure or repay our indebtedness or incur additional indebtedness; we have substantial indebtedness that will mature (or may spring forward) in 2026 and we may not be able to refinance or restructure any such debt on terms as favorable as those of currently outstanding debt, or at all, including as a result of global and national macroeconomic factors and their impact on the credit and capital markets; an event of default under our material debt agreements would adversely affect our operations and our ability to satisfy obligations under our indebtedness; a downgrade, suspension or withdrawal of the rating assigned by a rating agency to us or our indebtedness could make it more difficult for us to refinance or restructure our debt or obtain additional debt financing in the future; variable rate indebtedness subjects us to interest rate risk, which could cause our debt service obligations to increase; our financial condition and/or results of operations may be adversely impacted by risks related to our business structure, including, but not limited to: the operating results of affiliated franchisees and their ability to pay franchise and related fees, continued consolidation among our top 250 franchisees, challenges relating to the owners of the two brands we do not own, the geographic and high-end market concentration of our company owned brokerages, the loss of our largest real estate benefit program client or continued reduction in spending on relocation services, the failure of third-party vendors or partners to perform as expected or our failure to adequately monitor them, our ability to continue to securitize certain of the relocation assets of Cartus, our reliance on information technology to operate our business and maintain our competitiveness, and the negligence or intentional actions of affiliated franchisees and their independent sales agents or independent sales agents engaged by our company owned brokerages, which are traditionally outside of our control; risks related to legal and regulatory matters may cause us to incur increased costs and/or result in adverse financial, operational or reputational consequences to us, including but not limited to our failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing, including but not limited to: (1) antitrust laws and regulations, (2) the Real Estate Settlement Procedures Act or other federal or state consumer protection or similar laws, (3) state or federal employment laws or regulations that would require reclassification of independent contractor sales agents to employee status, (4) the TCPA and any related laws limiting solicitation of business, and (5) privacy or cybersecurity laws and regulations; we face reputational, business continuity and legal and financial risks associated with cybersecurity incidents; the weakening or unavailability of our intellectual property rights could adversely impact our business; our goodwill and other long-lived assets are subject to further impairment which could negatively impact our earnings; we could be subject to significant losses if banks do not honor our escrow and trust deposits; changes in accounting standards and management assumptions and estimates could have a negative impact on us; we face risks related to potential attrition among our senior executives or other key employees and related to our ability to develop our existing workforce and to recruit talent in order to advance our business strategies; we face risks related to our Exchangeable Senior Notes and exchangeable note hedge and warrant transactions; we face risks related to severe weather events, natural disasters and other catastrophic events; increasing scrutiny and changing expectations related to corporate sustainability practices may impose additional costs on us or expose us to reputational or other risks; market forecasts and estimates, including our internal estimates, may prove to be inaccurate; and we face risks related to our common stock, including that price of our common stock may fluctuate significantly.
Other factors not identified above, including those described under the headings “Forward-Looking Statements,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the period ended December 31, 2024 or in the Quarterly Report on Form 10-Q for the period ended March 31, 2025, as the case may be, each filed with the SEC, may also cause actual results to differ materially from those described in our forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond our control. You should consider these factors in connection with any forward-looking statements that may be made in this Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. Any forward-looking statement made by us in this Form 8-K speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE INC.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 17, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANYWHERE REAL ESTATE GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 17, 2025